QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule §240.14a-2
EVANS & SUTHERLAND COMPUTER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 19, 2004

Dear Evans & Sutherland Shareholder:

        You are cordially invited to attend Evans & Sutherland's 2004 annual meeting of shareholders to be held on Tuesday, May 18, 2004, at 11:00 a.m., local time, at our principal executive offices located at 600 Komas Drive, Salt Lake City, Utah 84108.

        An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on our progress and an opportunity for shareholders to ask questions.

        I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign, and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

Sincerely,

James R. Oyler President and Chief Executive Officer

☐ 600 Komas Drive ☐ Salt Lake City, Utah 84108 ☐ tel 801-588-1000 ☐ fax 801-588-4500 ☐ web es.com

EVANS & SUTHERLAND
COMPUTER CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 18, 2004

TO THE SHAREHOLDERS:

        The annual meeting of shareholders of Evans & Sutherland Computer Corporation will be held on Tuesday, May 18, 2004, at 11:00 a.m., local time, at 600 Komas Drive, Salt Lake City, Utah 84108. At the meeting, you will be asked:

  1.
  To elect two directors to the Evans and Sutherland Computer Corporation Board of Directors to serve for terms more fully described in the accompanying proxy statement;

  2.
  To approve the 2004 Stock Incentive Plan of Evans & Sutherland Computer Corporation;

  3.
  To ratify the appointment of KPMG LLP as independent auditors of Evans & Sutherland Computer Corporation for the fiscal year ending December 31, 2004;

  4.
  To transact such other business as may properly be presented at the annual meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        If you were a shareholder of record at the close of business on April 2, 2004, you may vote at the annual meeting and any adjournment(s) thereof.

        We invite all shareholders to attend the meeting in person. If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

FOR THE BOARD OF DIRECTORS
E. Thomas Atchison Vice President, Chief Financial Officer and Corporate Secretary

Salt Lake City, Utah
April 19, 2004

YOUR VOTE IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

EVANS & SUTHERLAND
COMPUTER CORPORATION
600 Komas Drive
Salt Lake City, Utah 84108

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

GENERAL

        Evans & Sutherland Computer Corporation, a Utah corporation, is soliciting this proxy on behalf of its Board of Directors to be voted at the 2004 annual meeting of shareholders to be held on Tuesday, May 18, 2004, at 11:00 a.m., local time, or at any adjournment or postponement thereof. The annual meeting of shareholders will be held at Evans & Sutherland's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah 84108.

METHOD OF PROXY SOLICITATION

        These proxy solicitation materials were mailed on or about April 19, 2004, to all shareholders entitled to vote at the meeting. Evans & Sutherland will pay the cost of soliciting these proxies. These costs include the expenses of preparing and mailing proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy material. In addition to solicitation by mail, Evans & Sutherland's directors, officers and employees may solicit proxies for the meeting by telephone, facsimile or otherwise. Directors, officers, or employees of Evans & Sutherland will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur.

VOTING OF PROXIES

        Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

  •
  FOR the election of the Board of Directors' nominees for directors;

  •
  FOR the approval of the 2004 Stock Incentive Plan of Evans & Sutherland Computer Corporation;

  •
  FOR ratification of the appointment of KPMG LLP as Evans & Sutherland's independent auditors for the fiscal year ending December 31, 2004.

        We do not know of any other business that may be presented at the annual meeting. If a proposal other than those listed in the notice is presented at the annual meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

REQUIRED VOTE

        Record holders of shares of Evans & Sutherland's common stock, par value $.20 per share, at the close of business on April 2, 2004, may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on April 2, 2004, there were 10,491,676 shares of common stock outstanding.

        The affirmative vote of a majority of a quorum of shareholders is required for approval of all items being submitted to the shareholders for their consideration, except for the election of directors, which is determined by a simple plurality of the votes cast. Evans & Sutherland's bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for transaction of business. An automated system administered by Evans & Sutherland's transfer agent tabulates the votes. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Each is tabulated separately. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

REVOCABILITY OF PROXIES

        You may revoke your proxy by giving written notice to the Corporate Secretary of Evans & Sutherland, by delivering a later proxy to the Corporate Secretary, either of which must be received prior to the annual meeting, or by attending the meeting and voting in person.

PROPOSAL ONE

ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes, currently consisting of two or three board positions each, whose terms expire at successive annual meetings. Effective May 24, 2001, the Board of Directors approved a resolution to expand the Board of Directors from five members to seven members, with one of the new positions assigned to the class of directors whose terms ended in 2002 and one of the new positions assigned to the class of directors whose terms ended in 2003. Due to the retirement of one director at the 2003 annual meeting, there are currently two vacancies on the Board of Directors. At the 2004 annual meeting, the shareholders of Evans & Sutherland will elect directors to fill two positions. The proxies solicited hereunder cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Each of the directors elected at the 2004 annual meeting of shareholders will be elected to serve for a three-year term expiring at Evans & Sutherland's annual meeting in 2007.

        Each of the nominees elected as a director will continue in office until his respective successor is duly elected and qualified. The Board of Directors has nominated Mr. David J. Coghlan and Mr. James R. Oyler for election as directors at the 2004 annual meeting. Mr. Coghlan and Mr. Oyler are designated to fill positions having a term expiring in 2007. There are no family relationships among any of Evans & Sutherland's directors or executive officers. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the Board of Directors to fill that vacancy. The Board of Directors has no reason to believe that its nominees will be unavailable.

VOTE REQUIRED

        A plurality of the votes represented at the meeting is required to elect a director.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

DIRECTORS

        The Board of Directors has determined that all outside directors, Mr. Casilli, Mr. Coghlan, Mr. Hass, and Dr. Schneider, are independent as defined under Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. Corporate Governance Rules. Set forth below is the principal occupation of, and certain other information regarding, the nominees and those directors whose terms of office will continue after the annual meeting.

DIRECTOR NOMINEES—TERMS ENDING IN 2007

        James R. Oyler was appointed President and Chief Executive Officer of Evans & Sutherland and a member of the Board of Directors in November 1994. Before joining Evans & Sutherland, Mr. Oyler served as a Senior Vice President for Harris Corporation. He has nine years of service with E&S. Age: 58

        David J. Coghlan has been a director of Evans & Sutherland since May 2002. Mr. Coghlan is currently Deputy Chairman of the Board of Quadnetics Group plc, a publicly quoted company based in the United Kingdom, where he has served in various capacities, including as Chief Executive Officer from 1993 to 2002. Mr Coghlan is also currently Chairman of Quadrant Group Limited and a member of the Board of Directors of TrafficLand Inc. Previously he served as a Partner at Bain & Company. Mr. Coghlan earned his MBA from the Wharton School, University of Pennsylvania, and holds undergraduate degrees in law and financial management from the University of New South Wales. Age: 49

DIRECTORS CONTINUING IN OFFICE—TERMS ENDING IN 2005

        Wolf-Dieter Hass has been a Director of Evans & Sutherland since May 2001. Mr. Hass has been Managing Director of Lufthansa Flight Training Berlin GmbH since August 1990, and General Manager, Flight Simulators and Corporate Secretary, for Lufthansa Flight Training GmbH since January 1990. Mr. Hass has served in other engineering and management positions since joining Lufthansa German Airlines in August 1965. Mr. Hass studied Aeronautical Engineering at the Technical University of Berlin, earning the degree of Diplom-Ingenieur. Mr. Hass is a member of the IATA Flight Simulator Working Group and the Royal Aeronautical Society's Flight Simulation Group Committee. Age: 65

        Dr. William Schneider has been a director of Evans & Sutherland since May 2002. Dr. Schneider has served as the president of International Planning Services, Inc., a Washington-based international trade and finance firm, since 1986. In addition, Dr. Schneider is currently an adjunct fellow of the Hudson Institute. Dr. Schneider serves as an advisor to the U.S. government in several capacities; he is a consultant to the Departments of Defense, Energy, and State, and was appointed by Secretary of Defense Donald H. Rumsfeld in March 2001 to serve as chairman of the Defense Science Board. Dr. Schneider is also chairman of the Department of State's Defense Trade Advisory Group. Dr. Schneider serves as member of the board of directors for three foreign public companies' U.S. subsidiaries: BAE Systems, Inc.; MBDA USA, Inc.; and ABB Susa, Inc. He earned his Ph.D. degree from New York University in 1968. Age: 62

RECENT CHANGES TO THE BOARD OF DIRECTORS

        At the 2003 annual meeting of shareholders held on May 8, 2003, Mr. Ivan E. Sutherland, a director whose term expired as of the 2003 annual meeting of shareholders and who reached age 65 retired from the Company's Board of Directors effective as of May 8, 2003. The vacancy created by the retirement of Mr. Sutherland will be filled by the affirmative vote of a majority of the remaining directors, as provided in the Company's bylaws. The Board of Directors intends to fill this vacancy when an acceptable candidate is identified by the Board of Directors' Nominating and Corporate Governance Committee.

        Mr. Gerald S. Casilli, a director whose term expires as of the 2005 annual meeting of shareholders and who reaches age 65 this year, has elected to retire from the Company's Board of Directors effective as of the 2004 annual meeting on May 18, 2004. The vacancy created by the retirement of Mr. Casilli will be filled by the affirmative vote of a majority of the remaining directors, as provided by the Company's bylaws. The Board of Directors continues to search for a qualified individual and intends to fill this vacancy when an acceptable candidate is identified by the Board of Directors' Nominating and Corporate Governance Committee.

BOARD MEETINGS AND COMMITTEES

        It is the Board of Directors' policy to be in attendance at the Company's annual meeting of shareholders. All directors attended the May 8, 2003, annual meeting of shareholders. In fiscal year 2003, the Board of Directors held four board meetings either in person or telephonically. Each member of the Board of Directors attended all of the meetings of the Board of Directors during the period he was a member of the Board of Directors during 2003. The Board of Directors has established three committees: the Audit Committee, the Compensation and Stock Options Committee, and the Nominating and Corporate Governance Committee.

        The Audit Committee operates under the amended Audit Committee written Charter adopted by the Board of Directors on April 15, 2004, and effective April 21, 2004. The Audit Committee Charter can be found herein in Annex B and on Evans & Sutherland's Web site, www.es.com, in the Investor Relations, Corporate Governance section. The principal functions of the Audit Committee are to monitor the integrity of Evans & Sutherland's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of Evans & Sutherland's independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; encourage adherence to, and continuous improvement of, Evans & Sutherland's policies, procedures and practices at all levels; review areas of potential significant financial risk to Evans & Sutherland; and monitor compliance with legal and regulatory requirements. The Audit Committee currently consists of Gerald S. Casilli, Wolf-Dieter Hass, David J. Coghlan and William Schneider, all of whom are outside directors. The Audit Committee held five meetings in 2003. Each member of the Audit Committee attended at least 75% of the meetings of the Audit Committee held in 2003

        The Compensation and Stock Options Committee operates under the Compensation and Stock Options Committee written Charter adopted by the Board of Directors on April 15, 2004, and effective April 21, 2004. The Compensation and Stock Options Committee Charter can be found on Evans & Sutherland's Web site, www.es.com, in the Investor Relations, Corporate Governance section. The Compensation and Stock Options Committee reviews compensation and benefits for Evans & Sutherland's executives and administers the grant of stock options under Evans & Sutherland's existing plans. Pursuant to delegated authority from the Board of Directors, James R. Oyler, as Chief Executive Officer, approves all employee salaries except for those of Evans & Sutherland's executive officers. The Compensation and Stock Options Committee consists of Gerald S. Casilli, David J. Coghlan, Wolf-Dieter Hass, and William Schneider. The Compensation and Stock Options Committee held one meeting in 2003 and each member of the Compensation and Stock Options committee attended this meeting.

        The Nominating and Corporate Governance Committee (the "Nominating Committee") operates under the Nominating and Corporate Governance Committee written Charter adopted by the Board of Directors on April 15, 2004, and effective April 21, 2004. The Nominating and Corporate Governance Committee Charter can be found on Evans & Sutherland's Web site, www.es.com, in the Investor Relations, Corporate Governance section. The Nominating Committee makes recommendations to the Board of Directors concerning candidates for election as directors, determines the composition of the Board of Directors and its committees, assesses the Board of Directors' effectiveness, and develops and implements the Company's corporate governance guidelines.

        The process followed by the Nominating Committee to identify and evaluate candidates may include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and the Board, as deemed appropriate by the Nominating Committee. The Nominating Committee is authorized to retain advisors and consultants and to compensate them for their services in identifying and evaluating potential candidates. The Nominating Committee did not retain any such advisors or consultants during 2003.

        Shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the Nominating Committee. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the Company's proxy card for the shareholder meeting at which his or her election is recommended.

        Although the Nominating Committee has not established any specific minimum qualifications for director nominees, the Nominating Committee will consider properly submitted shareholder recommendations for candidates who generally have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who would be most effective in conjunction with other Board Members. Recommendations from shareholders concerning nominees for election as a director should be sent to: Board of Directors, Nominating and Corporate Governance Committee, Evans & Sutherland Computer Corporation, 600 Komas Dr., Salt Lake City, Utah 84108. Recommendations must include the candidate's name, business address and a description of the candidate's background and qualifications for membership on the Board of Directors. The Nominating Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

        Assuming that appropriate biographical and background material is provided for the candidates recommended by shareholders, the Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Nominating Committee will apply the criteria established by the Nominating Committee, which may include considerations such as the candidate's integrity, business acumen, age, experience, diligence, conflicts of interest, and the ability to act in the interest of all shareholders. The Nominating Committee does not necessarily assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

        Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Nominating Committee or the Board, by the procedures set forth herein under "Shareholder Proposals."

        The Nominating Committee consists of Gerald S. Casilli, Wolf-Dieter Hass, David J. Coghlan, and William Schneider. The Board of Directors has determined that all members of the Nominating Committee are independent as defined by The NASDAQ Stock Market, Inc. Corporate Governance Rule 4200(a)(15). There were no separate meetings of the Nominating and Corporate Governance Committee held in 2003.

COMPENSATION OF DIRECTORS

        Members of the Board of Directors employed by Evans & Sutherland do not receive any separate compensation for services performed as a director. Each of Evans & Sutherland's non-employee directors receives a $5,000 retainer each quarter he or she is a director plus $1,000 for each board meeting attended. There is no separate compensation for committee meeting attendance.

        On February 2, 1989, the Board of Directors adopted the Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors, which was approved by the shareholders on May 16, 1989 (the "1989 Plan"). The 1989 Plan was subsequently amended on February 20, 1996 and May 20, 1998. Under the Non-Employee Directors Plan, 350,000 shares have been reserved for issuance of options. Pursuant to the Non-Employee Directors Plan, each non-employee director of Evans & Sutherland serving at such time received an option on May 16, 1989, to purchase 10,000 shares, which option was immediately exercisable. Each person who becomes an eligible director (non-employee) subsequent to the date of adoption of the plan receives an automatic grant, on the date of his first appointment or election to the Board of Directors, of an option to purchase 10,000 shares. Such options are exercisable in three annual installments on the first, second and third anniversaries of the date of the grant.

        In addition to the initial grants, each eligible director is granted additional options to purchase 10,000 shares of Evans & Sutherland's common stock on the first day of each fiscal year, provided however, that in no event shall an eligible director be granted options under the Non-Employee Directors Plan to purchase more than 100,000 shares in the aggregate. Each option, after the initial option, becomes exercisable in three installments on the first, second and third anniversaries of the date of the grant. Currently, the Board of Directors consists of four non-employee directors. As of April 2, 2004, 4,950 shares remain available for future option grants under the Non-Employee Directors Plan.

        The exercise price for options granted under the Non-Employee Directors Plan is equal to the fair market value of Evans & Sutherland's common stock as of the last trading day immediately prior to the date the option is granted. The options have a term of ten years. However, each option expires on the earlier of its expiration date or 90 days from the date the grantee ceased to be a non-employee director for any reason other than retirement from the Board of Directors after attaining age 57, or employment by Evans & Sutherland. In the event of retirement, each option shall become fully vested and exercisable until the expiration date of such option. In the event of employment, each option shall continue to be exercisable until the expiration of the option or 90 days after termination of employment of such individual.

        Options granted pursuant to the Non-Employee Directors Plan are nonqualified stock options. Generally, option recipients will be subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Mr. Coghlan is a director of Quest Flight Training Ltd. ("Quest"), a joint venture between the Company and Quadrant Group Ltd., of which Mr. Coghlan is also a director. Members of Mr. Coghlan's family own an indirect beneficial ownership in a majority of the outstanding shares of Quadrant Group Ltd. Mr. Coghlan has disclaimed any beneficial ownership in said interest in Quadrant Group.

        The Company and Quadrant Group Ltd. each own a 50% interest in Quest. The Company and Quadrant Systems Ltd, wholly owned by Quadrant Group Ltd, are under contract with Quest to provide certain services in order for Quest to meet its contract requirements to provide turnkey training to the United Kingdom Royal Air Force and other third party training. The Company and Quest entered into a twenty-five year contract requiring the Company to provide maintenance support to Quest for an annual base year value of £62,000 (approximately $110,000 as of December 31, 2003) adjusted for inflation each year. Payments are payable to the Company on a quarterly basis. In 2003, total payments made to the Company by Quest were approximately $104,000. In the current and future years, payments are estimated to be £62,000 (approximately $110,000 as of December 31, 2003) or slightly greater due to inflation adjustments. Quadrant Systems Ltd. and Quest entered into a twenty-five year contract requiring Quadrant Systems to provide engineering support for an annual base year value of £63,000 (approximately $112,000 as of December 31, 2003) adjusted for inflation each year.

PROPOSAL TWO

2004 STOCK INCENTIVE PLAN

SUMMARY DESCRIPTION OF THE 2004 STOCK INCENTIVE PLAN

        The Board of Directors of the Company has approved, and recommends that the shareholders approve, the Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan (the "2004 Plan") for employees and directors of the Company and any majority-owned subsidiary of the Company.

        Stock incentive plans are an essential part of Evans & Sutherland's capability to motivate, attract and retain the services of individuals who can contribute to the successful conduct of Company operations. The Board believes that issuing stock options and other awards under the 2004 Plan will be beneficial to the Company as a means to promote the success and enhance the value of Evans & Sutherland by linking the personal interests of its employees and non-employee directors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operations is largely dependent. The 2004 Plan, if approved by shareholders, will have an effective date of May 18, 2004, and will expire on the tenth anniversary of the effective date. The following summary is qualified by reference to the 2004 Plan, a copy of which is attached as Annex A.

        Options under the following plans are still held by recipients: 1985 Stock Option Plan for Key Employees of Evans & Sutherland; Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors; Evans & Sutherland Computer Corporation 1995 Long-Term Incentive Equity Plan; and Evans & Sutherland Computer Corporation 1998 Stock Option Plan (collectively, the "Prior Plans"). Only the 1989 and 1998 plans are still available for grants of options. If the shareholders approve the 2004 Plan, no additional awards will be granted under any of the Prior Plans. Awards previously granted under the Prior Plans will continue to be subject to the terms and conditions of each plan.

        The 2004 Plan provides for the award of incentive stock options and non-qualified stock options to purchase Common Stock, as well as Restricted Stock Awards, all or a portion of which may be deemed Performance-Based Awards (as such terms are defined in the 2004 Plan). The Company intends to register the shares of Common Stock available under the 2004 Plan on Form S-8 under the Securities Act as soon as practicable after the effective date of the 2004 Plan.

        The principal features of the 2004 Plan are summarized below and in more detail under the heading "Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan" beginning on page 18 of this Proxy Statement. These summaries are qualified in their entirety by reference to the full text of the 2004 Plan attached as Annex A.

Principal Improvements in the 2004 Plan

        The 2004 Plan provides minimum vesting requirements and places restrictions on option pricing and re-pricing that are not included in the Prior Plans. Specifically, the 2004 Plan (a) provides that no portion of an option grant may vest and become exercisable earlier than the one-year anniversary of the grant date and (b) requires shareholder approval to increase the number of shares available under the 2004 Plan; to grant options with a per share exercise price below 110% of fair market value; to extend an option exercise period beyond ten years; and to re-price previously awarded options.

        The 2004 Plan establishes a minimum exercise price of 110% of fair market value on the date of the grant that is intended (a) to reflect the possible effect on market price had the Company acquired stock on the open market and reissued those shares as options and (b) to establish a threshold of 10% improvement in fair market value of Company stock for options to be of value to option holders.

        The 2004 Plan provides a grant for non-employee directors up to 10,000 shares upon initial election and annually thereafter, provided that no non-employee director will receive options to purchase common stock under the 2004 Plan which would entitle the director to purchase cumulatively in excess of 100,000 shares, subject to certain adjustments.

        The 2004 Plan limits to 50,000 shares all outstanding Restricted Stock Awards (as defined in the 2004 Plan) granted under the 2004 Plan. "Restricted Stock" is stock that is subject to restrictions (regarding transfer, voting rights, dividend rights and other restrictions established by the Compensation and Stock Options Committee, ("the Committee")) and risk of forfeiture, as determined by the Committee. The Committee may qualify a Restricted Stock Award as a "Performance-Based Award" that conditions a participant's award upon achievement by the Company or its subsidiaries of performance goals established by the Committee pursuant to the 2004 Plan.

General

        Under the 2004 Plan, non-employee directors will continue to be eligible for initial and annual stock option grants. The 2004 Plan further provides that the Committee may grant employees, including executive officers of the Company, (a) incentive stock options and nonqualified stock options to purchase the Company's common shares at a price equal to or greater than 110% of the fair market value on the day of grant and (b) Restricted Stock. Currently, the Company has approximately 360 employees, including three executive officers, and five directors, eligible to receive grants or awards under the 2004 Plan. On April 2, 2004, the closing price for the Company's Common Stock was $4.425.

Shares Available for Issuance

        Under the 2004 Plan, the number of shares of Common Stock available to be awarded is 300,000 plus (i) the number of shares reserved and available for grant under the Prior Plans as of May 18, 2004 and (ii) the number of shares that were previously granted under the Prior Plans and that either terminate, expire, or lapse for any reason after May 18, 2004.

Exercise of Awards

        Pursuant to the 2004 Plan, stock option awards become exercisable as specified in the award agreement between the Company and the recipient but no sooner than the first anniversary of the date of grant. Restrictions on Restricted Stock Awards that are not performance-based must lapse over a period of not less than three years. If a Change of Control occurs (as defined in the 2004 Plan), all then outstanding stock option awards become fully exercisable and all restrictions on outstanding Restricted Stock Awards, including all Performance-Based Awards, automatically lapse.

Interest of Certain Persons in Matter to be Acted Upon

        Each member of the Company's Board of Directors, as well as each of its executive officers, including those individuals who were executive officers at any time during 2003 who are currently employed by the Company but who no longer serve as executive officers, may directly benefit from the adoption by the shareholders of the 2004 Plan, to the extent such individuals will be eligible to receive option grants and Restricted Stock Awards authorized by the Committee on the terms and conditions set forth in the 2004 Plan.

VOTE REQUIRED

        An affirmative vote of a majority of the common shares present at the 2004 annual meeting of shareholders, in person or by proxy, is required for adoption of the 2004 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE EVANS & SUTHERLAND COMPUTER CORPORATION 2004 STOCK INCENTIVE PLAN.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        KPMG LLP (KPMG), independent auditors, has been selected by the Board of Directors as the accounting firm to audit the accounts and to report on the consolidated financial statements of Evans & Sutherland for the fiscal year ending December 31, 2004, and the Board of Directors recommends that the shareholders vote for ratification of such selection. Shareholder ratification of the selection of KPMG as Evans & Sutherland's independent auditors is not required by Evans & Sutherland's bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG for shareholder ratification as a matter of good corporate practice. KPMG has audited Evans & Sutherland's consolidated financial statements since 1968. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent auditor at any time during the year if the Board of Directors feels that such a change would be in the best interests of Evans & Sutherland and its shareholders.

        Neither KPMG, nor any of its members has any financial interest, direct or indirect, in Evans & Sutherland, nor has KPMG, nor any of its members, ever been connected with Evans & Sutherland as promoter, underwriter, voting trustee, director, officer, or employee. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of KPMG are expected to attend the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

        The affirmative vote of a majority of the common shares present at the 2004 annual meeting of shareholders, in person or by proxy, is required for the ratification of the appointment of KPMG.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS EVANS & SUTHERLAND'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of Evans & Sutherland's common stock as of April 2, 2004, (i) by each person who is known by Evans & Sutherland to own beneficially more than five percent of Evans & Sutherland's common stock, (ii) by each of Evans & Sutherland's directors, (iii) by the Chief Executive Officer and each of Evans & Sutherland's executive officers who served as executive officers at December 31, 2003, and two employees who served as executive officers during 2003 and (iv) by all directors and executive officers as a group.

	Shares Beneficially Owned(1)
Directors, Officers, and Principal Shareholders
	Number	Percent
PRINCIPAL SHAREHOLDERS
State of Wisconsin Investment Board(2) P.O. Box 7842, Madison, Wisconsin 53707	2,042,250	19.5%
Peter R. Kellogg(3) 120 Broadway, New York, New York 10271	1,501,068	14.3%
Strong Capital Management, Inc.(4) 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051	1,147,283	10.9%
The TCW Group, Inc.(5) 865 South Figueroa Street, Los Angeles, California 90017	1,044,029	10.0%
Royce & Associates, LLC(6) 1414 Avenue of the Americas, New York, New York 10019	835,425	8.0%
Dimensional Fund Advisors Inc.(7) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401	645,700	6.2%
DIRECTORS
Gerald S. Casilli(8)	62,593	*
David J. Coghlan(9)	10,001	*
Wolf-Dieter Hass(10)	16,668	*
James R. Oyler(11)	454,037	4.2%
William Schneider(12)	10,001	*
OTHER EXECUTIVE OFFICERS
E. Thomas Atchison(13)	63,885	*
Bob Morishita(14)	53,734	*
David B. Figgins(15)	125,879	1.2%
L. Eugene Frazier(16)	91,137	*
All directors and executive officers as a group—9 persons(17)	887,935	7.8%

*
Less than one percent.

(1)
Applicable percentage ownership is based on 10,491,676 shares of Common Stock outstanding as of the record date, April 2, 2004. Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include those shares over which the individual has voting power, including power to vote, or direct the voting of, such security, and/or investment power, including the power to dispose or direct the disposition of such security, and includes all shares the individual has the right to acquire beneficial ownership of within 60 days, including, but not limited to, any right to acquire shares (a) through the exercise of any options, warrants, or other right, (b) through conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, and (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose. The directors and executive officers of Evans & Sutherland have sole voting and investment power over the shares of Evans & Sutherland's common stock held in their names, except as noted in the following footnotes.

(2)
State of Wisconsin Investment Board has sole voting power and sole dispositive power as to 2,042,250 shares according to Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2004.

(3)
Peter R. Kellogg has sole voting power and sole dispositive power as to 1,400,068 shares and shared voting power and shared dispositive power as to 101,000 shares according to Schedule 13G/A filed with the Securities and Exchange Commission on February 20, 2004. Of the 1,400,068 shares over which Mr. Kellogg has sole voting and dispositive power, 1,005,000 shares and 135,368 shares issuable upon conversion of E&S 6% convertible bonds are held by I.A.T. Reinsurance Company Ltd. ("IAT"), and its subsidiaries, and 259,700 shares are held directly by Mr. Kellogg. IAT is a Bermuda corporation of which Mr. Kellogg is the sole holder of voting stock and its director, president and chief executive officer. Of the 101,000 shares, with respect to which Mr. Kellogg shares voting and dispositive power, 100,000 shares are held by Mr. Kellogg's spouse, Cynthia Kellogg, and 1,000 shares are held by an IRA controlled by Mr. Kellogg and his wife. Mr. Kellogg has disclaimed beneficial ownership of the shares held by his wife and by IAT and its subsidiaries.

(4)
Strong Capital Management, Inc. and Richard S. Strong share voting and dispositive power as to 1,147,283 shares according to Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004. Strong Advisor Small Cap Value Fund owns 702,500 of these shares.

(5)
The TCW Group, Inc. and its subsidiaries, including Trust Company of the West, TCW Asset Management Company, and TCW Investment Management Company, each of which is a California corporation (collectively, the "TCW Subsidiaries") have shared dispositive power as to 1,044,029 shares, but shared voting power as to 933,634 of these shares according to Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2004. The ultimate parent company of TCW Group, Inc. is Societe Generale, S.A., a corporation formed under the laws of France ("S.G."). S.G. and its affiliates (other than TCW Group and the TCW Subsidiaries) may own additional shares of the Company's Common Stock. S.G. has expressly disclaimed beneficial ownership of any shares held by TCW Group, Inc. or the TCW Subsidiaries.

(6)
Royce & Associates, LLC has sole voting power and sole dispositive power as to 835,425 shares according to Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2004.

(7)
Dimensional Fund Advisors Inc. has sole voting power and sole dispositive power as to 645,700 shares according to Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004. According to this filing, these shares are owned by certain investment companies, group trusts and accounts for which Dimensional Fund Advisors, an investment advisor, provides investment advice. Although Dimensional Fund Advisors possesses voting and/or investment power over these shares, it has disclaimed beneficial ownership of those shares.

(8)
The number of shares attributed to Mr. Casilli includes 6,592 of common stock and 56,001 subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(9)
The number of shares attributed to Mr. Coghlan includes 10,001 subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(10)
The number of shares attributed to Mr. Hass includes 16,668 subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(11)
In addition to being a director, Mr. Oyler is also President and Chief Executive Officer of Evans & Sutherland. The number of shares attributable to Mr. Oyler includes 27,000 shares of common stock and 427,037 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(12)
The number of shares attributed to Dr. Schneider includes 10,001 subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(13)
Mr. Atchison is Vice President, Chief Financial Officer and Secretary. The number of shares attributable to Mr. Atchison includes 2,183 shares of common stock and 61,702 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(14)
Mr. Morishita is Vice President, Human Resources. The number of shares attributable to Mr. Morishita includes 1,197 shares of common stock and 52,537 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(15)
Mr. Figgins is Vice President, Sales. The number of shares attributable to Mr. Figgins includes 844 shares of common stock and 125,035 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(16)
Mr. Frazier is General Manager, Strategic Visualization. The number of shares attributable to Mr. Frazier includes 1,100 shares of common stock and 90,037 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

(17)
The total for directors and officers as a group includes 38,916 shares of common stock and 849,019 shares subject to outstanding stock options that are currently exercisable or will be exercisable on or before June 1, 2004.

EXECUTIVE COMPENSATION

        The following table sets forth information for the fiscal years ended December 31, 2003, 2002, and 2000, regarding the compensation of (i) the Chief Executive Officer of Evans & Sutherland during the 2003 fiscal year, (ii) the executive officers of Evans & Sutherland who were serving as executive officers on December 31, 2003, and two highly compensated individuals who were not serving as executive officers at December 31, 2003 (the "Named Executive officers"). No bonuses were earned by Named Executives in 2002 or 2003 because specified performance goals were not met.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
	Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus(1)		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compensation(2)
James R. Oyler President and Chief Executive Officer	2003 2002 2001	$406,142 391,000 379,700	$	— — 47,083	— — —	— — —	15,000 15,100 10,000	— — —	$56,417 112,966 54,259
E. Thomas Atchison(3) Vice President–Chief Financial Officer, Secretary	2003 2002 2001	231,231 194,400 180,000		— — 64,199	— — —	— — —	50,000 10,100 15,000	— —	27,029 54,008 26,084
Bob Morishita(4) Vice President–Human Resources	2003 2002 2001	145,800 140,400 130,000		— — 6,827	— — —	— — —	10,000 10,100 7,500	— — —	22,884 22,872 21,412
David B. Figgins(5) Vice President–Sales	2003 2002 2001	248,437 241,000 234,000		— — 11,700	— — —	— — —	7,500 7,600 7,500	— — —	41,250 63,891 32,722
L. Eugene Frazier(6) General Manager–Strategic Visualization	2003 2002 2001	214,339 206,400 200,400		— — 16,032	— — —	— — —	5,000 5,100 7,500	— — —	66,712 87,879 63,805

(1)
Represents incentive bonuses earned in the year indicated that were paid in the same year or subsequent year. Amount of bonus is for achievement of corporate, individual and organizational objectives for fiscal years 2003, 2002, and 2001.

(2)
All other compensation for fiscal year 2003 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $38,235, Mr. Atchison $21,029, Mr. Morishita $14,246, Mr. Figgins $29,412, and Mr. Frazier $54,412); (ii) matching contributions to Evans & Sutherland's Executive Savings Plan (Mr. Oyler $12,182, Mr. Morishita $4,374, Mr. Figgins $5,838, and Mr. Frazier $6,429); and (iii) matching contributions to Evans & Sutherland's 401(k) Deferred Savings Plan (Mr. Oyler $6,000, Mr. Atchison $6,000, Mr. Morishita $4,264, Mr. Figgins $6,000, and Mr. Frazier $5,871).

All other compensation for fiscal year 2002 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $38,235, Mr. Atchison $21,029, Mr. Morishita $14,246, Mr. Figgins $29,412, and Mr. Frazier $54,412); (ii) matching contributions to Evans & Sutherland's Executive Savings Plan (Mr. Oyler $12,156, Mr. Atchison $7,609, Mr. Morishita $4,369, Mr. Figgins $1,390, and Mr. Frazier $7,494); (iii) discretionary contributions to Evans & Sutherland Executive Savings Plan (Mr. Oyler $57,075, Mr. Atchison $20,210, Mr. Figgins $27,589, and Mr. Frazier $21,541). These contributions included amounts due when this plan was restructured and closed to further participants during the year.); (iv) matching contributions to Evans &

  Sutherland's 401(k) Deferred Savings Plan (Mr. Oyler $5,500, Mr. Atchison $5,160, Mr. Morishita $4,257, Mr. Figgins $5,500, and Mr. Frazier $4,432).

All other compensation for fiscal year 2001 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $36,364, Mr. Atchison $16,255, Mr. Morishita $12,764, Mr. Frazier $50,909, and Mr. Figgins $27,622); (ii) matching contributions to Evans & Sutherland's Executive Savings Plan (Mr. Oyler $12,795, Mr. Atchison $5,316, Mr. Morishita 4,538 and Mr. Frazier $7,796); (iii) matching contributions to Evans & Sutherland's 401(k) Deferred Savings Plan (Mr. Oyler $5,100, Mr. Atchison $4,513, Mr. Morishita $4,110, Frazier $5,100, and Mr. Figgins $5,100).

(3)
Mr. Atchison commenced his employment with Evans & Sutherland in June 1998 as Director, Materials.

(4)
Mr. Morishita commenced his employment with Evans & Sutherland in 1982 as Manager, Compensation.

(5)
David B. Figgins joined E&S as a Vice President in April of 1998, and is currently Vice President, Sales. Mr. Figgins served as an executive officer from 1998 to September 2003. Before joining E&S, Mr. Figgins served as Vice President of Business Development and Marketing for Raytheon Training, where he was employed from May 1986 to April 1998. Mr. Figgins has more than twenty-five years of experience in the simulation and training industry. Mr. Figgins is a graduate of Royal Air Force Halton and holds an M.S in Management from Purdue University. He has six years of service with E&S. Age: 55.

(6)
L. Eugene Frazier joined E&S in September 1997 as a Vice President, and is currently General Manager of Strategic Visualization. Mr. Frazier served as an executive officer from 2001 to September 2003. Prior to his assignment at E&S, he was Director, Technology Development and Advanced Programs at Lockheed Martin Tactical Defense Systems. Before working with Lockheed Martin, he held increasingly responsible assignments in Simulation for LORAL Corporation. He has six years of service with E&S. Age: 58.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding stock options granted during fiscal year 2003 to the Named Executive Officers. Evans & Sutherland has not issued any stock appreciation rights.

	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to All Employees In Fiscal Year
			Exercise or Base Price ($/sh)
Name				Expiration Date
					At 5%	At 10%
James R. Oyler	15,000	7.78%	$6.01	3/4/13	$56,695	$143,676
E. Thomas Atchison	10,000	5.19%	6.01	3/4/13	37,797	95,784
E. Thomas Atchison	40,000	20.76%	5.55	7/1/13	139,615	353,811
Bob Morishita	10,000	5.19%	6.01	3/4/13	37,797	95,784
David B. Figgins	7,500	3.89%	6.01	3/4/13	28,347	71,838
L. Eugene Frazier	5,000	2.59%	6.01	3/4/13	18,898	47,892

(1)
The options were granted to employees under the 1998 Stock Option Plan and become exercisable in three equal installments on the first, second and third anniversaries of the date of the grant. The options have a 10-year term, subject to earlier termination in the event of the optionee's cessation of service with Evans & Sutherland. The total number of options granted to employees during fiscal year 2003 was 192,700 shares.

(2)
These potential realizable values are based on an assumed annual rate of increase in the value of Evans & Sutherland's common stock over the ten-year term of the options of five percent and ten percent, compounded annually, as required by the rules of the Securities and Exchange Commission. These rates of increase in value are not indicative of the past performance of Evans & Sutherland's common stock and are not intended to be a forecast of future appreciation in value of Evans & Sutherland's common stock. The actual realizable value, if any, of these options is dependent upon the actual future value of Evans & Sutherland's common stock, which cannot be predicted with any assurance at this time.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information concerning the exercise of stock options during fiscal year 2003 by each of the Named Executive Officers and lists the value of their unexercised options on December 31, 2003. None of the Named Executive Officers exercised any stock options during 2003. Evans & Sutherland has not issued any stock appreciation rights.

	Number Of Securities Underlying Unexercised Options At Fiscal Year-End		Value Of Unexercised In-The-Money Options At Fiscal Year-End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
James R. Oyler	413,704	28,399	$40	$77
E. Thomas Atchison	53,369	61,731	40	77
Bob Morishita	43,370	19,232	40	77
David B. Figgins	117,535	15,066	40	77
L. Eugene Frazier	84,203	10,899	40	77

(1)
Based on the closing price of Evans & Sutherland's common stock as reported on The NASDAQ Stock Market on December 31, 2003 of $4.50.

EVANS AND SUTHERLAND COMPUTER CORPORATION
2004 STOCK OPTION PLAN

        The Board of Directors of the Company has approved, and recommends that the shareholders approve the Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan (the "2004 Plan") for employees and directors of the Company and any majority-owned subsidiary of the Company. The 2004 Plan authorizes grants of Incentive Stock Options ("ISOs") and Non-qualified Stock Options ("NQSOs"), as well as Restricted Stock Awards, some or all of which may be designated as Performance-Based Awards (as such terms are defined in the 2004 Plan). The 2004 Plan has been established to provide a simplified mechanism for the granting of stock options and Restricted Stock Awards to eligible individuals.

ADMINISTRATION

        The 2004 Plan will be administered by the Compensation and Stock Options Committee of the Board of Directors (the "Committee"). The Committee will have the power to determine eligibility, the types and sizes of options, and the price and timing of options as well as the restrictions related to Restricted Stock Awards and the performance goals related to the Performance-Based Awards, with certain limitations imposed by the 2004 Plan. Under limited circumstances, the Committee may delegate to the Company's Chief Executive Officer the authority to grant awards under the 2004 Plan to eligible individuals who are not Board members, Covered Employees (as defined in Section 162(m) of the Internal Revenue Code of 1986 (the "Code")) or persons subject to Section 16(b) of the Securities Exchange Act of 1934.

ELIGIBILITY

        Persons eligible to participate in the 2004 Plan include all members of the Board of Directors and all employees of the Company and its majority-owned subsidiaries, as determined by the Committee. The Committee has discretion to select from among those eligible individuals the employees and directors to whom stock option awards or Restricted Stock Awards, including Performance-Based Awards, will be granted and shall determine the nature and amounts of such awards.

LIMITATION ON OPTIONS AND SHARES AVAILABLE

        Under the 2004 Plan, the number of shares of Common Stock available to be awarded is 300,000 plus (i) the number of shares reserved and available for grant under the Prior Plans as of May 18, 2004 and (ii) the number of shares that were previously granted under the Prior Plans and that either terminate, expire, or lapse for any reason after May 18, 2004. The maximum number of shares of stock that may be subject to one or more options to a single participant under the 2004 Plan during any fiscal year is 250,000. No more than 50,000 shares available pursuant to the 2004 Plan will be available for grant as Restricted Stock Awards, including Performance-Based Awards. The maximum number of shares that may be issued as ISOs under the 2004 Plan is 300,000.

DESCRIPTION OF THE AVAILABLE AWARDS AND POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS

        An ISO is a stock option that satisfies the requirements specified in Section 422 of the Code. ISOs may only be granted to employees of the Company or any subsidiary. In addition, the exercise price payable for an ISO must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

        Generally, an optionee will not realize taxable compensation income at the time an ISO is granted or exercised. However, except in the event of death or disability, if an ISO is exercised more than three months following the optionee's termination of employment (a disqualifying exercise), the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. In addition, the excess of the fair market value of the shares received upon exercise of the ISO (other than in a disqualifying exercise) and the option exercise price is a tax preference item and is potentially subject to the alternative minimum tax.

        If an optionee exercises an ISO by surrendering previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions discussed below, no gain or loss is recognized upon the surrender of the previously acquired shares to the Company, and the shares received will have the same basis and holding period for capital gain or capital loss purposes as the surrendered shares. Shares received by the optionee in excess of the number of surrendered shares will have a basis of zero and a holding period that commences on the date shares are issued to the optionee upon exercise of the ISO.

        When shares of common stock underlying an ISO are sold, the optionee will be taxed on the difference between the sales price and the exercise price. If the optionee has held the shares for at least one (1) year after exercise of the ISO and two (2) years after the date the ISO was granted, the gain, if any, will be treated as long-term capital gain. If an optionee sells shares of common stock underlying an ISO in a disqualifying disposition (i.e., within one (1) year after the exercise of the ISO or within two (2) years after the grant of the ISO, regardless of whether the ISO is being exercised with previously acquired shares of common stock), the optionee will be treated as receiving compensation, taxable as ordinary income, in the year of the disqualifying disposition equal to the difference between the option exercise price and the lesser of the fair market value of the stock on the date of exercise and the sales price of the stock.

        The Company generally is not entitled to a deduction as a result of the grant or exercise of an ISO. However, if the optionee recognizes ordinary income as a result of a disqualifying exercise or disposition, the Company is entitled to a deduction equal to the amount of income includable by the employee.

NON-QUALIFIED STOCK OPTIONS

        An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

        Generally, an optionee will not realize taxable income at the time a nonqualified option is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a nonqualified option, the optionee generally will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. At that time, the Company normally will be entitled to a tax deduction in an amount equal to the amount included in income by the optionee.

        If an optionee pays all or a portion of the option exercise price for a nonqualified option by surrendering previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss is recognized upon the surrender to the Company of the previously acquired shares of common stock, and the shares received by the optionee equal in number to the surrendered shares will have the same basis and holding period for capital gain or capital loss purposes as the surrendered shares. Shares received by the optionee in excess of the number of surrendered shares will have a basis equal to the fair market value of the common stock on the date of exercise and the holding period for capital gains purposes will commence on that date.

RESTRICTED STOCK AWARDS AND PERFORMANCE BASED AWARDS

        The 2004 Plan entitles the Committee to grant awards of Restricted Stock to eligible individuals in the amounts and subject to the terms and conditions determined by the Committee. Restricted Stock is stock that may be subject to certain restrictions (including restrictions on voting rights, dividend rights and transferability, as well as other restrictions established by the Committee) and the risk of forfeiture. If the restrictions imposed by the Committee on a particular award are not "performance-based," the restrictions must lapse over a period of not less than three years. Restricted Stock Awards granted by the Committee pursuant to the 2004 Plan may be in the form of "Performance-Based" Awards which qualify as "performance-based compensation" pursuant to Section 162(m) of the Code. Performance-Based Awards must be granted to Covered Employees, as defined by Section 162(m) of the Code, who are selected by the Committee.

        With respect to each Performance-Based Award, the Committee has discretion to designate the period of time, referred to in the 2004 Plan as the "Performance Period," over which attainment of one or more "Performance Goals" will be measured. The Committee will establish the Performance Goals, which must be attained during the Performance Period, based upon certain criteria set forth in the 2004 Plan and selected by the Committee for purposes of establishing the Performance Goals. Pursuant to the 2004 Plan, the performance criteria are limited to: pre- or after-tax net earnings, sales or revenue, orders booked, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, gross or net profit margin, earnings per share, price per share of the Company's Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the performance criteria it selects to use for each Performance Goal.

        A recipient of a Performance-Based Award shall be eligible to receive payment of the Common Stock pursuant to the Performance-Based Award only if the Performance Goals for the applicable Performance Period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate. The maximum Performance-Based Award payable to any one Participant pursuant to the 2004 Plan for a Performance Period is 50,000 shares of Common Stock.

        A grant of a Restricted Stock Award, including and Performance-Based Award qualifying as "performance-based compensation" pursuant to Section 162(m) of the Code, generally does not constitute a taxable event for the grant recipient or the Company. However, the recipient will be subject to tax, at ordinary income rates, when restrictions on ownership of the Restricted Stock lapse or the Performance Goals have been achieved. The Company will be entitled to take a commensurate deduction at that time.

        A participant may elect to recognize taxable ordinary income at the time Restricted Stock is awarded in an amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount

RECENT TAX CHANGES

        Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-Based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that (a) performance goals are established by a Committee consisting solely of two or more outside directors; (b) the material terms of the performance-based compensation are disclosed to and approved by shareholders in a separate shareholder vote prior to payment,; and (c) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied.

        In certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other grants in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

PLAN AMENDMENTS

        With the approval of the Board, the Committee may terminate, amend or modify the 2004 Plan. However, shareholder approval is required for any amendment of the 2004 Plan that (a) increases the number of shares available under the 2004 Plan (other than to reflect stock or extraordinary cash dividends, stock splits or share combinations or recapitalizations of the Company), (b) permits the Committee to grant options awards with a per share exercise price that is below 110% of the fair market value of the Company's Common Stock on the date of grant, (c) permits the Committee to extend the exercise period for an option award beyond ten years from the date of grant, or (d) permits the Committee to reduce the exercise price of any previously awarded option or otherwise effect a "repricing".

        Moreover, no termination, amendment or modification of the 2004 Plan shall adversely affect in any material way any award previously granted pursuant to the 2004 Plan without the prior written consent of the recipient of the award.

CHANGE OF CONTROL

        In the event of a change of control of the Company, all outstanding options under the 2004 Plan shall become immediately exercisable and all restrictions and performance-based requirements for Restricted Stock Awards lapse. Under the 2004 Plan, a change in control occurs upon any of the following events: (i) the Company executes a definitive agreement to merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the Company's common stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; (ii) the Company executes a definitive agreement to sell or otherwise dispose of substantially all its assets; (iii) the Company undergoes a change of control of the nature required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934; (iv) a public announcement that more than thirty percent of the Company's then outstanding voting stock has been acquired by any person or group; or (v) a change is made in the membership of the Board resulting in a membership of which less than a majority were also members of the Board on the date two years prior to such change, unless the election, or the nomination for election by the shareholders of the Company, of each new director was approved by the vote of at last two-thirds of the directors then still in office who were directors on the date two years prior to such change.

10-YEAR OPTION REPRICINGS

        The following table sets forth information regarding stock options that were repriced during fiscal year 1998 that were previously awarded to the listed executive officers. The repricing in 1998 was offered to all employees, and required that each person electing to reprice forfeit 20% of the original options. Except for the options that were repriced during fiscal year 1998, no other options have been repriced.

Name	Date	Number of Securities Underlying Options Repriced	Market Price of Stock at Time of Repricing	Exercise Price at Time of Repricing	New Exercise Price	Length of Original Term Remaining at Date of Repricing
James R. Oyler	09/29/98	56,000 36,000	$13.56 13.56	$22.38 22.50	$13.56 13.56	8 years 5 months 9 years 8 months
Ronald R. Sutherland(1)	09/29/98	40,000 20,000 20,000	13.56 13.56 13.56	20.88 22.38 22.50	13.56 13.56 13.56	7 years 4 months 8 years 5 months 9 years 8 months
John T. Lemley(2)	09/29/98	80,000 16,000 16,000	13.56 13.56 13.56	20.50 22.38 22.50	13.56 13.56 13.56	7 years 2 months 8 years 5 months 9 years 8 months
Charles R. Maule(3)	09/29/98	32,000 8,000 28,000	13.56 13.56 13.56	20.88 22.38 22.50	13.56 13.56 13.56	7 years 2 months 8 years 5 months 9 years 8 months
Robert H. Ard(4)	09/29/98	32,000	13.56	25.00	13.56	9 years 8 months
George K. Saul(5)	09/29/98	4,800	13.56	23.63	13.56	9 years 9 months
David B. Figgins	09/29/98	16,000	13.56	25.50	13.56	9 years 8 months
L. Eugene Frazier	09/29/98	25,000	13.56	30.19	13.56	9 years 1 month
E. Thomas Atchison	09/29/98	4,000	13.56	23.63	13.56	9 years 7 months
Nicholas P. Gibbs	09/29/98 09/29/98 09/29/98	2,000 2,000 1,500	13.56 13.56 13.56	21.75 24.25 25.38	13.56 13.56 13.56	7 years 7 months 8 years 6 months 9 years 7 months
Richard Flitton(6)	09/29/98 09/29/98	200 1,000	13.56 13.56	15.25 21.75	13.56 13.56	6 years 7 months 7 years 7 months

(1)
Mr. Sutherland retired from Evans & Sutherland in February 1999.

(2)
Mr. Lemley retired from Evans & Sutherland in July 1999.

(3)
Mr. Maule terminated his employment with Evans & Sutherland in August 1999.

(4)
Mr. Ard terminated his employment with Evans & Sutherland in January 2002.

(5)
Mr. Saul terminated his employment with Evans & Sutherland in October 2001.

(6)
Mr. Flitton terminated his employment with Evans & Sutherland in October 2003

PENSION PLAN AND SERP

        Evans & Sutherland believes that sponsoring retirement plans is a key element of maintaining a competitive compensation program. Accordingly, Evans & Sutherland supports a qualified 401(k) Deferred Savings Plan ("401(k) Plan") and a non-qualified Executive Deferred Compensation Savings Plan ("ESP") under which the Company and employees contribute to future retirement benefits. Participants in the 401(k) Plan are those employees who meet the service and age requirements of those Plans. Participants in the ESP are management employees selected by the Compensation and Stock Options Committee of the Board of Directors. The 401(k) Plan and ESP are funded by employee deferrals and contributions by Evans & Sutherland. Directors of Evans & Sutherland who are not employees are not eligible to participate in the 401(k) Plan and ESP.

        Evans & Sutherland maintains two frozen defined benefit plans, a qualified Pension Plan and a non-qualified Supplemental Executive Retirement Plan ("SERP"). In 2002, the Company closed both plans to new participation when the Company redesigned its employee retirement plans. In 2002, the Company also curtailed the accrual of future benefits under the Pension Plan and froze the compensation used to calculate SERP and Pension Plan benefits. Participants who were not vested in their accrued Pension Plan benefits in 2002 can become vested through future service credit.

        Under the pension provisions, the credited years of service for the Named Executive Officers listed in the preceding Summary Compensation Table are as follows: Messrs. James R. Oyler, 7 years; David B. Figgins, 4 years; E. Thomas Atchison, 4 years; L. Eugene Frazier, 4 years; and Bob Morishita, 19 years.

        Under the amended SERP, participants as of January 1, 2002 will be credited with future service that will allow vesting in a benefit based on a frozen average base salary. Under the SERP, an executive's annual retirement income commencing at age 65 equals 66.7% of the executive's average base salary in the year the plan was closed, reduced by the executive's annual benefit under the Pension Plan multiplied by a fraction, the numerator of which is the total number of years of service with Evans & Sutherland (up to a maximum of ten) and the denominator of which is ten. For purposes of the SERP, the term "average base salary" is defined as the average of the executive's base compensation over a three year period, excluding all other forms of compensation except amounts deferred under Evans & Sutherland's ESP and 401(k) Plan. Under the amended SERP, an executive's average base salary will not include any base salary increases that occur after January 1, 2002 and no new participants will be added to the SERP after January 1, 2002. Messrs. Oyler, Figgins, Atchison, Frazier and Morishita are currently participating in the SERP and have 10, 5, 5, 5, and 3 years of service, respectively, credited under the SERP.

        Evans & Sutherland has purchased life insurance for its benefit on the lives of all of the participants in the ESP and SERP. It is anticipated that the life insurance proceeds payable upon the death of plan participants will fully reimburse Evans & Sutherland for the after-tax cost of SERP and ESP benefit payments, premiums, and a factor for the cost of money.

        The following table illustrates the approximate annual retirement benefits (not including social security benefits) under the Pension Plan and the SERP, assuming retirement at age 65, based upon years of accredited service and final qualifying earnings as defined in the Pension Plan and SERP, and also assuming that the employee elects a straight life annuity.

	Years of Service(2)
Remuneration(1)
	10	15	20	25	30	35
$125,000	$83,375	$83,375	$83,375	$83,375	$83,375	$83,375
150,000	100,050	100,050	100,050	100,050	100,050	100,050
175,000	116,725	116,725	116,725	116,725	116,725	116,725
200,000	133,400	133,400	133,400	133,400	133,400	133,400
225,000	150,075	150,075	150,075	150,075	150,075	150,075
250,000	166,750	166,750	166,750	166,750	166,750	166,750
300,000	200,100	200,100	200,100	200,100	200,100	200,100
400,000	266,800	266,800	266,800	266,800	266,800	266,800
450,000	300,150	300,150	300,150	300,150	300,150	300,150
500,000	333,500	333,500	333,500	333,500	333,500	333,500

(1)
For purposes of determining benefits at normal retirement, remuneration is based upon the average qualifying earnings of the employee. Under the Pension Plan, this is the average of the five consecutive calendar years that will produce the highest average earnings out of the last ten calendar years of employment. Under the SERP, this is the average base salary of the three consecutive calendar years of employment with Evans & Sutherland that produce the highest annual average. Under the 2002 amendment to the Pension Plan, remuneration will not include compensation paid after April 23, 2002. Under the 2002 amendment to the SERP, remuneration will not take into account any adjustments to base salaries that occur after January 1, 2002.

(2)
Under the Pension Plan amendments, credit for future service will be limited to years needed to vest accrued benefits under the Pension Plan. Under the amended SERP, no executive will earn a benefit greater than based on ten years of service and a frozen average base salary.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYEE AGREEMENTS

        Evans & Sutherland believes that it is in the Company's interest to secure the services of key executives and that it is appropriate to provide such executives with protection in the event their employment with Evans & Sutherland is terminated under certain circumstances. Therefore, Evans & Sutherland entered into employment agreements with Mr. Oyler and Mr. Figgins on May 16, 2000, with Mr. Atchison on July 25, 2000, and with Mr. Frazier and Mr. Morishita on September 22, 2000. The employment agreements were later amended and the current employment agreements as amended are dated September 22, 2000 for Mr. Oyler, October 10, 2003 for Mr. Figgins, July 1, 2003 for Mr. Atchison, and August 26, 2002 for Mr. Frazier and Mr. Morishita. Pursuant to the agreements as amended to date, Mr. Oyler shall continue to serve in his position until December 31, 2004, unless the terms of service are further extended or sooner terminated in accordance with the terms of their respective agreements. Mr. Atchison, Figgins, Frazier and Mr. Morishita shall continue to serve in their respective positions or other positions as may be assigned by the Chief Executive Officer until the terms of service are terminated or amended in accordance with their respective agreements. Further, Evans & Sutherland agreed to continue to pay Mr. Oyler, Mr. Atchison, Mr. Figgins, Mr. Frazier and Mr. Morishita their annualized base salary subject to adjustment as provided in their respective agreements. Such annualized base salary may be increased from time to time in accordance with the normal business practices of Evans & Sutherland. Evans & Sutherland also agreed that Mr. Oyler, Mr. Atchison, Mr. Figgins, Mr. Frazier and Mr. Morishita shall be entitled to participate in Evans & Sutherland's incentive program, supplemental retirement plan and other benefits normally provided to employees of Evans & Sutherland similarly situated, including being added as a named officer on Evans & Sutherland's existing directors' and officers' liability insurance policy.

        In the case of termination of employment for Mr. Oyler, Mr. Atchison, Mr. Frazier, or Mr. Morishita as a result of death or disability, the terminated employee will be entitled to a termination payment equal to such individual's then current calendar year base salary plus targeted cash bonus and to continuation of certain other benefits for a period of one year. In the case of termination of employment for Mr. Figgins as a result of death or disability, Mr. Figgins will be entitled to a termination payment equal to his calendar year base salary plus targeted cash bonus in effect immediately prior to the October 10, 2003 amendment of his employment agreement and to continuation of certain other benefits for the period of one year. If Mr. Oyler terminates his employment for good reason (as defined in Mr. Oyler's agreement), or Mr. Oyler's employment is terminated by Evans & Sutherland for any reason other than death, disability or cause (as defined in Mr. Oyler's agreement), Mr. Oyler shall be entitled to a termination payment equal to two (2) times his then current calendar year base salary plus targeted cash bonus and to continuation of certain other benefits for a period of two years. In addition, if Evans & Sutherland terminates Mr. Oyler's employment without cause, or if Mr. Oyler terminates his employment for good reason, then all outstanding but unvested options held by Mr. Oyler on the date of termination shall immediately vest. If Mr. Atchison, Mr. Frazier or Mr. Morishita terminates his employment for good reason (as defined in their respective agreements), or the employment of any such employee is terminated by Evans & Sutherland for any reason other than death, disability or cause (as defined in their respective agreements), any such terminated employee shall be entitled to a termination payment equal to such employee's then current calendar year base salary plus targeted cash bonus and to continuation of certain other benefits for a period of one year. If Mr. Figgins terminates his employment for good reason (as defined in his agreement), or his employment is terminated by Evans & Sutherland for any reason other than death, disability or cause (as defined in his agreement), Mr. Figgins shall be entitled to a termination payment equal to his calendar year base salary plus targeted cash bonus in effect immediately prior to the October 10, 2003 amendment of his employment agreement and to continuation of certain other benefits for a period of one year.

        Under the agreements, Mr. Oyler, Mr. Atchison, Mr. Figgins, Mr. Frazier and Mr. Morishita are subject to customary noncompetition provisions during their employment and for 12 months following the termination of their employment. Mr. Oyler, Mr. Atchison, Mr. Figgins, Mr. Frazier and Mr. Morishita are subject to customary assignment of inventions provisions during their employment and to customary confidentiality provisions at all times during and after their employment.

CHANGE-IN-CONTROL AGREEMENTS

        Pursuant to change-in-control provisions included in the employment agreements entered into by Evans & Sutherland and Mr. Oyler and Mr. Atchison, if upon a change in control any such employee terminates his employment for good reason (as defined in the agreements), or Evans & Sutherland terminates such employee's employment for any reason other than death, disability, or cause (as defined in the agreements), the terminated employee shall be entitled to a termination payment equal to two (2) times such employee's then current calendar year base salary plus targeted bonus and to continuation of certain other benefits for a period of two years. However, if Mr. Oyler terminates his employment within one hundred eighty (180) days of a change in control, Mr. Oyler shall be entitled to a termination payment of two and one-half (2.5) times his then current calendar year base salary plus targeted bonus and to continuation of certain other benefits for a period of 2.5 years.

        Pursuant to change-in-control provisions included in the employment agreements entered into by Evans & Sutherland and Mr. Frazier and Mr. Morishita, if in conjunction with a change in control the employee terminates his employment for good reason (as defined in the agreement), or Evans & Sutherland terminates the employee's employment for any reason other than death, disability, or cause (as defined in the agreement), the employee shall be entitled to a termination payment equal to one (1) times his then current calendar year base salary plus targeted bonus and to continuation of certain other benefits for a period of one year.

        Pursuant to change-in-control provisions included in the employment agreement entered into by Evans & Sutherland and Mr. Figgins, if in conjunction with a change in control the employee terminates his employment for good reason (as defined in the agreement), or Evans & Sutherland terminates the employee's employment for any reason other than death, disability, or cause (as defined in the agreement), the employee shall be entitled to a termination payment equal to one (1) times his current calendar year base salary plus targeted bonus in effect immediately prior to the October 10, 2003 amendment of his employment agreement and to continuation of certain other benefits for a period of one year.

COMPENSATION AND STOCK OPTIONS COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The members of Evans & Sutherland's Compensation and Stock Options Committee (the "Compensation Committee") are Mr. Casilli, Mr. Coghlan, Mr. Hass, and Dr. Schneider. Prior to his retirement from the Board of Directors on May 8, 2003, Mr. Ivan Sutherland served as a member of the Compensation Committee. Mr. Sutherland was Vice President and Chief Scientist of Evans & Sutherland from 1968 until 1974. Mr. Coghlan and Mr. Figgins are both members of the Board of Directors of Quest Flight Training Ltd., a joint venture between Evans & Sutherland and Quadrant Group Ltd.

        Mr. Coghlan is a director of Quest Flight Training Ltd., a joint venture between the Company and Quadrant Group, Ltd., of which Mr. Coghlan is also a director. Members of Mr. Coghlan's family own an indirect beneficial ownership interest in a majority of outstanding shares of Quadrant Group. Mr. Coghlan has disclaimed any beneficial ownership in Quadrant Group.

REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE
ON EXECUTIVE COMPENSATION

        THE FOLLOWING REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER EVANS & SUTHERLAND FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT EVANS & SUTHERLAND SPECIFICALLY INCORPORATES THIS REPORT.

        The Compensation and Stock Options Committee is composed of all four non-employee Board of Director members and operates under the written charter adopted by the Board of Directors on April 15, 2004, and effective April 21, 2004. The Board of Directors has determined that all members of the Compensation and Stock Options Committee are independent directors as defined by Corporate Governance Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. It is the duty of the Compensation and Stock Options Committee to review and determine the salaries and bonuses of executive officers of Evans & Sutherland, including Evans & Sutherland's Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation and Stock Options Committee believes that the compensation programs for the executive officers should reflect Evans & Sutherland's performance and the value created for Evans & Sutherland's shareholders. In addition, Evans & Sutherland's compensation programs should support the goals and values of Evans & Sutherland and should reward individual contributions to Evans & Sutherland's success.

GENERAL COMPENSATION POLICY AND PHILOSOPHY

        The Compensation and Stock Options Committee of the Board of Directors establishes and oversees the general compensation policies of Evans & Sutherland, which include specific compensation levels for executive officers, cash incentive initiatives for executives and the technical staff and stock option grants from the stock option plans. The committee is composed of Mr. Casilli, Mr. Coghlan, Mr. Hass, and Dr. Schneider.

        Evans & Sutherland operates in highly competitive businesses and competes nationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to the success of Evans & Sutherland. Evans & Sutherland is committed to providing competitive compensation that helps attract, retain and motivate the highly skilled people it requires. The committee strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives and to overall company performance, both current and long-term.

        The salary of the Chief Executive Officer and other executive officers is determined solely by the Committee. Prime sources of information in determining executive salaries are a survey published by Culpepper and Associates entitled "Executive Pay," and a survey published by Radford Associates entitled "Executive Compensation Report." The committee has determined that, as a general rule, executive, management and top technical salaries should be at or near the 50th percentile of these surveys.

        In 1995, the committee approved a management incentive plan, which provided financial incentives for certain key executives and managers of Evans & Sutherland to achieve profitable growth. The plan incentive is based on achievement of operating profit relative to the annual operating plan. The plan requires that profitability be achieved in order for incentives to be earned and, subject to individual maximums on annual incentive amounts, provides incentives for exceeding the operating profit plan.

        Other than Evans & Sutherland's retirement plans, the long-term component of compensation for the Chief Executive Officer and other executives is the 1998 Stock Option Plan. The plan does not provide for automatically timed option grants, but rather provides for grants at the discretion of the committee. In general, stock options are granted to executives, key managers and technical staff whose individual assignments are anticipated to have high leverage in terms of achieving the long-term objectives of Evans & Sutherland.

CEO COMPENSATION

        Mr. Oyler's 2003 annual base salary rate was $391,000 which was unchanged from 2002. During 2003, Mr. Oyler received base salary payments totaling $406,142 and other compensation of $56,147. Mr. Oyler's 2003 compensation is more fully described in this proxy under the headings "Executive Compensation" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." During fiscal 2003, Mr. Oyler was granted stock options to purchase 15,000 shares at an exercise price of $6.01 per share, the fair market values of Evans & Sutherland's common stock on the dates of such grants. The stock options will vest annually in approximately equal installments on the first, second, and third anniversaries of the date of grant. These awards were based on, among other things, the Committee's subjective assessment of Mr. Oyler's performance and impact upon Evans & Sutherland's performance in 2003, and the extent to which his performance in the future is expected to create value for Evans & Sutherland's shareholders.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

        Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the chief executive officer and any other of its four most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders. The Compensation and Stock Options Committee does not presently expect total cash compensation payable for salaries and bonuses to exceed the $1 million limit for any individual executive. The stock option plans are designed to qualify for the performance-based exemption. The Compensation and Stock Options Committee will continue to monitor the compensation levels potentially payable under our cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practices, Evans & Sutherland's compensation philosophy, and Evans & Sutherland's best interests.

        This report is submitted by the members of the Compensation and Stock Options Committee.

      Gerald S. Casilli
      David J. Coghlan
      Wolf-Dieter Hass
      William Schneider

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER EVANS & SUTHERLAND FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT EVANS & SUTHERLAND SPECIFICALLY INCORPORATES THIS REPORT.

        The Audit Committee of the Board of Directors of Evans & Sutherland is composed of all four non-employee directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Gerald S. Casilli, Wolf-Dieter Hass, David J. Coghlan, and William Schneider. The Board of Directors has reviewed the SEC's definitions that would classify a Company director as "independent", and has determined that all members of the Audit Committee are "independent" directors as defined by the Corporate Governance Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. The Board of Directors has reviewed the SEC's definitions that would classify an Audit Committee member as an "audit committee financial expert," and has determined that David J. Coghlan qualifies as an Audit Committee financial expert.

        Management is responsible for Evans & Sutherland's internal controls and financial reporting process. The Company's independent auditors, KPMG, are responsible for performing an independent audit of Evans & Sutherland's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The primary function of the Audit Committee is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met with management and the independent auditors, KPMG, to review and discuss the December 31, 2003 consolidated financial statements. The Audit Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. In addition the Committee adopted a revised written charter on April 15, 2004, that becomes effective April 21, 2004, and can be found herein in Annex B and on Evans & Sutherland's Web site, www.es.com, under the Investor Relations, Corporate Governance section. The Committee will reassess the adequacy of the Audit Committee charter on a yearly basis.

Pre Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

        All audit related services, tax services and others services were pre-approved by the Audit Committee.

Audit Fees

        The total fees paid to KPMG by Evans & Sutherland in connection with professional services rendered for the audit of Evans & Sutherland's annual financial statements included in Evans &

Sutherland's Form 10-K for the fiscal years ended December 31, 2003 and December 31, 2002, were $185,000 and $163,000, respectively.

Audit Related Fees

        The total fees paid to KPMG by Evans & Sutherland in connection with professional services rendered for assurance and related services that were related to the audit of the annual financial statements included in Evans & Sutherland's Form 10-K, and the review of the financial statements included in Evans & Sutherland's Forms 10-Q, for fiscal years ended December 31, 2003, and December 31, 2002, were $217,000 and $56,000, respectively. The nature of services rendered were for the restatement of previously filed 2003 quarterly financial statements, quarterly review procedures, audits of financial statements related to certain employee benefit plans, SEC registration statements, and for research and consultation related to accounting, SEC, and Sarbanes-Oxley matters.

Tax Fees

        The total fees paid to KPMG by Evans & Sutherland in connection with professional tax consultation and compliance services for fiscal years ended December 31, 2003, and December 31, 2002, were $169,000 and $187,000, respectively.

All Other Fees

        Evans & Sutherland paid no other fees for other services to KPMG during the fiscal years ended December 31, 2003, and December 31, 2002.

Financial Information Systems Design and Implementation Fees

        Evans & Sutherland did not employ KPMG to operate, or supervise the operation of Evans & Sutherland's information system or to manage its local area network. Nor did KPMG design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information significant to the audit of Evans & Sutherland's financial statements, taken as a whole.

        The Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent auditors' independence.

        Based on the Committee's discussions with management and the independent auditors, and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended to the Board of Directors that it include Evans & Sutherland's audited consolidated financial statements in Evans & Sutherland's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which has been filed with the Commission.

                      AUDIT COMMITTEE

                      Gerald S. Casilli
                      Wolf-Dieter Hass
                      David J. Coghlan
                      William Schneider.

COMPARATIVE STOCK PERFORMANCE CHART

        The following graph presents a five-year comparison of total cumulative shareholder return on Evans & Sutherland's common stock for the period December 31, 1998 through December 31, 2003 with the total cumulative return on the (a) Russell 2000 Index and (b) S & P Aerospace / Defense Index. The comparison assumes the investment of $100 on December 31, 1998 in stock or index, including reinvestment of dividends. Total shareholder returns for prior periods are not an indication of future investment returns.

	Cumulative Total Return
	1998	1999	2000	2001	2002	2003
EVANS & SUTHERLAND COMPUTER CORP.	100	65	44	38	35	26
RUSSELL 2000	100	121	118	121	96	138
S & P AEROSPACE & DEFENSE	100	102	128	105	100	123

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Evans & Sutherland's directors, executive officers and persons who own more than ten percent of a registered class of Evans & Sutherland's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Evans & Sutherland. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish Evans & Sutherland with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to Evans & Sutherland and written representations from certain reporting persons that no other reports were required, Evans & Sutherland believes that there was compliance for the fiscal year ended December 31, 2003, with all Section 16(a) filing requirements applicable to Evans & Sutherland's officers, directors and greater than ten percent beneficial owners, with the exception of Mr. E. Thomas Atchison, who inadvertently did not report one transaction in 2003 on Form 4 in a timely manner and Kirk Johnson who inadvertently did not report his initial report of ownership on Form 3 in 2002 and two transactions, one in 2002 and one in 2003, on Form 4 or 5 in a timely manner.

SHAREHOLDER PROPOSALS

        If you wish to submit proposals to be included in Evans & Sutherland's year 2005 proxy statement, we must receive them on or before Tuesday, December 21, 2004. Please address your proposals to Corporate Secretary, Evans & Sutherland Computer Corporation, 600 Komas Drive, Salt Lake City, Utah 84108.

        If you wish to raise a matter before the shareholders at the year 2005 annual meeting, you must notify the Corporate Secretary in writing by not later than March 5, 2005. Please note that this requirement relates only to matters you wish to bring before your fellow shareholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in the proxy statement.

        Receipt by Evans & Sutherland of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in Evans & Sutherland's proxy materials or its presentation at the 2005 annual meeting because there are other requirements in the proxy rules.

COMMUNICATING WITH THE BOARD OF DIRECTORS

        The Company's shareholders may communicate in writing directly with the entire Board of Directors or with specific Board members. The Board, or its specific members, will give appropriate attention to written communications that are submitted by Company shareholders, and will respond if and as appropriate. In general, the Board, or a specific member, is more likely to give attention to communications relating to corporate governance and long-term corporate strategy than to communications relating primarily to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications. If you wish to communicate directly with the entire Board of Directors or a particular Board member, send your written communication addressed to: Board of Directors (or the particular Board member with whom you wish to communicate), Evans & Sutherland Computer Corporation, 600 Komas Drive, Salt Lake City, Utah 84108. All communications will be forwarded to the appropriate member(s) of the Board.

CODE OF ETHICS

        On April 15, 2004, Evans & Sutherland amended its general code of conduct in order to comply with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and the NASDAQ Stock Market, Inc. listing rules. The changes made to Evans & Sutherland's general code of conduct in order comply with the aforementioned items were: (i) the general code of conduct applies to all employees and directors, instead of employees only; and (ii) language was added in order to meet the code of ethics requirement required by the SEC that a code of ethics be adopted that applies to the chief executive officer, chief financial officer, and principal accounting officer or controller, or persons performing similar functions. The Board of Directors adopted the Company's general code of conduct on April 15, 2004, and is effective April 21, 2004. The amended general code of conduct is available on Evans & Sutherland's Web site, www.es.com, in the Investor Relations section.

OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting. However, if any other matters properly come before the meeting, it is intended that the persons voting the proxies will vote them in accordance with their best judgment.

ADDITIONAL INFORMATION

        Evans & Sutherland has included with this proxy statement a copy of its annual report on Form 10-K dated December 31, 2003, which is incorporated by reference in its entirety. Evans & Sutherland will provide without charge to each person solicited, upon oral or written request of any such person, an additional copy of Evans & Sutherland's annual report on Form 10-K, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Corporate Secretary of Evans & Sutherland.

EVANS & SUTHERLAND COMPUTER CORPORATION
E. Thomas Atchison Vice President, Chief Financial Officer and Corporate Secretary

Annex A

EVANS & SUTHERLAND COMPUTER CORPORATION
2004 STOCK INCENTIVE PLAN

ARTICLE 1
PURPOSE

        1.1    GENERAL.    The purpose of the Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of Evans & Sutherland Computer Corporation (the "Company"). The Plan achieves this goal by providing Participants with a powerful incentive for outstanding performance in generating superior returns for Company shareholders and by enhancing the Company's capability to motivate, attract, and retain the services of individuals whose knowledge, judgment, interest, and special effort contribute to the Company's success.

ARTICLE 2
EFFECTIVE DATE and EXPIRATION DATE

        2.1    EFFECTIVE DATE.    The Plan is effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

        2.2    EXPIRATION DATE.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

        3.1    DEFINITIONS.    The following words and phrases shall have the following meanings:

            (a)   "Award" means any Option, Restricted Stock Award or Performance-Based Award granted to a Participant pursuant to the Plan.

            (b)   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

            (c)   "Board" means the Board of Directors of the Company.

            (d)   "Change of Control" means any of the following: (i) the Company executes a definitive agreement to merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the Company's common stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; (ii) the Company executes a definitive agreement to sell or otherwise dispose of substantially all its assets; (iii) the Company undergoes a change of control of the nature required to be reported in response to item 6(e) of Schedule 14A promulgated under the Exchange Act; (iv) a public announcement that more than thirty percent (30%) of the Company's then outstanding voting stock has been acquired by any person or group; or (v) a change is made in the membership of the Board resulting in a membership of which less than a majority were also members of the Board on the date two years prior to such change, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by the vote of at last two-thirds of the directors then still in office who were directors on the date two years prior to such change.

            (e)   "Code" means the Internal Revenue Code of 1986, as amended.

            (f)    "Committee" means the committee of the Board described in Article 4.

            (g)   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

            (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no such price is reported for that date, the closing price on the next preceding date for which such price was reported.

            (j)    "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

            (k)   "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

            (l)    "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

            (m)  "Option" means a right granted to a Participant pursuant to Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

            (n)   "Participant" means a person who, as a member of the Board or employee of the Company or any Subsidiary, has been granted an Award pursuant to the Plan.

            (o)   "Performance-Based Awards" means Restricted Stock Awards granted to a Covered Employee pursuant to Article 8, subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as "performance-based compensation" pursuant to Section 162(m) of the Code.

            (p)   "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, sales or revenue, orders booked, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

            (q)   "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

            (r)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

            (s)   "Plan" means this Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan, as amended.

            (t)    "Prior Plans" mean the 1985 Stock Option Plan for Key Employees of Evans & Sutherland Computer Corporation, Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors, Evans & Sutherland Computer Corporation 1995 Long-Term Incentive Equity Plan, and Evans & Sutherland Computer Corporation 1998 Stock Option Plan.

            (u)   "Restricted Stock Award" means Stock granted to a Participant pursuant to Article 8 that is subject to certain restrictions and to risk of forfeiture.

            (v)   "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

            (w)  "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 4
ADMINISTRATION

        4.1    COMMITTEE.    The Plan shall be administered by the Compensation and Stock Options Committee of the Board. The Committee (or any subcommittee thereof) shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Committee ceases to exist and the Board does not appoint a successor Committee. The Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to eligible individuals who are not (a) Board members, (b) Covered Employees, or (c) subject to Section 16 of the Exchange Act. When the CEO is acting to grant Awards under this Plan, solely for purposes of this Plan, the CEO shall be deemed to be acting as, and with the authority of, the Committee.

        4.2    ACTION BY THE COMMITTEE.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved by unanimous written consent of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        4.3    AUTHORITY OF COMMITTEE.    Subject to any specific provision in the Plan, the Committee has the exclusive power, authority and discretion to:

            (a)   Designate Participants to receive Awards;

            (b)   Determine the type or types of Awards to be granted to each Participant;

            (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

            (d)   Subject to any other limitations in the Plan, determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

            (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

            (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

            (g)   Decide all other matters that must be determined in connection with an Award;

            (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

            (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

            (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        4.4    DECISIONS BINDING.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

        5.1    NUMBER OF SHARES.    Subject to adjustment provided in Article 11, the aggregate number of shares of Stock reserved and available for grant pursuant to the Plan shall be 300,000, plus (i) the number of shares of Stock available for grant pursuant to the Prior Plans as of the Effective Date, and (ii) the number of shares of Stock that were previously granted pursuant to the Prior Plans and that either terminate, expire, or lapse for any reason after the Effective Date. No more than 50,000 shares available pursuant to the Plan shall be available for grant as an Award other than an Option. Notwithstanding the above, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be 300,000.

        5.2    LAPSED OR ASSUMED AWARDS.    To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of stock tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

        5.3    STOCK DISTRIBUTED.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        5.4    LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.    Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year shall be 250,000.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

        6.1    ELIGIBILITY.

            (a)    General.    Persons eligible to participate in this Plan include all members of the Board and employees of the Company or a Subsidiary, as determined by the Committee. For purposes of this Plan, a change in status from (i) an employee of the Company or a Subsidiary to a non-employee Board member, or (ii) a non-employee Board member to an employee of the Company or a Subsidiary, will not be considered a termination of employment or services.

            (b)    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. The Committee may take actions it considers necessary or appropriate for such purposes without thereby affecting the terms of the Plan; provided, however, that no such actions shall increase the share limitations contained in Section 5.1 of the Plan.

        6.2    ACTUAL PARTICIPATION.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 7
STOCK OPTIONS

        7.1    GENERAL.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

            (a)    Exercise Price.    The exercise price per share of Stock pursuant to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 110% of the Fair Market Value as of the date of grant.

            (b)    Time And Conditions Of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided that (i) the term of any Option granted under the Plan shall not exceed ten years and (ii) no Option shall be exercisable sooner than the first anniversary of the Award. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

            (c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock held for longer than six months (through actual tender or by attestation), or other property acceptable to the Committee (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

            (d)    Evidence Of Grant.    All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        7.2    INCENTIVE STOCK OPTIONS.    Incentive Stock Options shall be granted only to employees and such grants, as reflected in the Award Agreements, shall comply with the applicable provisions governing Incentive Stock Options.

        7.3    DIRECTOR STOCK OPTIONS.

            (a)    New Directors Options.    Any Non-Employee Director first appointed or elected to the Board after the Effective Date shall receive, as of the date of such appointment or election, an Option under the Plan to purchase up to 10,000 shares of Stock (subject to adjustment as provided in Article 11).

            (b)    Annual Options.    On the first day of each fiscal year of the Company after the Effective Date, each Non-Employee Director then serving as a Director shall receive an Option (an "Annual Option") to purchase up to 10,000 shares of Stock; provided, however, that in no event shall any Non-Employee Director be granted any Annual Option if Options previously granted to such Non-Employee Director under this Plan and the Prior Plans equal or exceed 100,000 shares of Stock (subject to adjustment as provided in Article 11).

            (c)    Other Terms.    The terms and conditions of the New Director and Annual Options shall be set forth in an Award Agreement.

ARTICLE 8
RESTRICTED STOCK AWARDS

        8.1    GRANT OF RESTRICTED STOCK.    The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement covering the restrictions, forfeiture, termination and other conditions imposed by the Committee.

        8.2    ISSUANCE AND RESTRICTIONS.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter; provided that if the lapse of restrictions is not performance-based, the restrictions must lapse over a period of years that is not less than three years.

        8.3    CERTIFICATES FOR RESTRICTED STOCK.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 9
PERFORMANCE-BASED AWARDS

        9.1    PURPOSE.    The Committee may qualify the Restricted Stock Awards pursuant to Article 8 as "performance-based compensation" pursuant to Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Article 8.

        9.2    APPLICABILITY.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS.    With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

        9.4    PAYMENT OF PERFORMANCE AWARDS.    A Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.5    MAXIMUM AWARD PAYABLE.    The maximum Performance-Based Award payable to any one Participant pursuant to the Plan for a Performance Period is 50,000 shares of Stock.

ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

        10.1    STAND-ALONE AND TANDEM AWARDS.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    EXCHANGE PROVISIONS.    The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, provided that the Committee may not reduce the exercise price of any previously-granted Option without shareholder approval.

        10.3    FORM OF PAYMENT FOR AWARDS.    Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including, without limitation, cash, promissory note, Stock held for more than six months, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

        10.4    LIMITS ON TRANSFER.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.

        10.5    BENEFICIARIES.    Notwithstanding Section 10.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.6    STOCK CERTIFICATES.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

        10.7    ACCELERATION UPON A CHANGE OF CONTROL.    If a Change of Control occurs, all outstanding Awards shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code or any successor provision, the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

        11.1    SHARES AVAILABLE FOR GRANT.    In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse split, recapitalization, merger,

consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards, the number of shares of Stock subject to any Award, and any numeric limitation expressed in the Plan shall be proportionately adjusted by the Committee.

        11.2    OUTSTANDING AWARDS—INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.    Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

        11.3    OUTSTANDING AWARDS—CERTAIN MERGERS.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        11.4    OUTSTANDING AWARDS—OTHER CHANGES.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        11.5    NO OTHER RIGHTS.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 12
AMENDMENT, MODIFICATION, AND TERMINATION

        12.1    AMENDMENT, MODIFICATION, AND TERMINATION.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) shareholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (B) permits the Committee to grant Options with an exercise price that is below 110% of the Fair Market Value on the date of grant, (C) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (D) permits the Committee to reduce the exercise price of any previously awarded Option or otherwise effect a "repricing" under rules promulgated by the NASDAQ National Market System.

        12.2    AWARDS PREVIOUSLY GRANTED.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 13
GENERAL PROVISIONS

        13.1    NO RIGHTS TO AWARDS.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

        13.2    NO STOCKHOLDERS RIGHTS.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        13.3    WITHHOLDING.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee's consent, a Participant may elect to (i) have the Company withhold from those shares of Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company's applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant, or (ii) tender previously-owned shares of Stock held by the Participant for six months or longer to satisfy the Company's applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant.

        13.4    NO RIGHT TO EMPLOYMENT OR SERVICES.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        13.5    UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        13.6    EXPENSES.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        13.7    TITLES AND HEADINGS.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        13.8    FRACTIONAL SHARES.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        13.9    SECURITIES LAW COMPLIANCE.    With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

        13.10    GOVERNMENT AND OTHER REGULATIONS.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        13.11    GOVERNING LAW.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

Annex B

EVANS & SUTHERLAND COMPUTER CORPORATION
AUDIT COMMITTEE CHARTER
EFFECTIVE APRIL 21, 2004

Purpose

        The Audit Committee (the "Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independent auditors' qualifications, independence, and performance.

  •
  Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

  •
  Encourage adherence to, and continuous improvement of, the Company's policies, procedures and practices at all levels.

  •
  Review areas of potential significant financial risk to the Company.

  •
  Monitor compliance with legal and regulatory requirements.

Meetings

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

Responsibilities and Duties

Review Procedures

  1.
  Review and reassess this charter periodically, at least annually, or as conditions dictate, and recommend to the Board of Directors any necessary or appropriate amendments.

  2.
  Appoint, discharge, compensate, retain and oversee the work of the Company's independent audit firm, which, upon the constitution and effectiveness of the Public Company Accounting Oversight Board, shall be a registered public accounting firm as defined by the Sarbanes Oxley Act of 2002 (the "Independent Auditor"), based upon the Committee's judgment of the independence of the auditors (taking into account the standards and rules established by the Public Company Accounting Oversight Board, and fees charged both for preapproved audit and preapproved non-prohibited non-audit services) and the quality of its audit work. The Committee shall be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. If the Independent Auditor is dismissed by the Committee, the Committee shall appoint a new Independent Auditor. The Committee in its capacity as a committee of the Board of Directors shall determine the appropriate funding for payment of compensation to the Independent Auditor employed for the purpose of issuing an audit report and to any advisers employed by the Committee. The Independent Auditor must report directly to the Committee.

  3.
  Review and preapprove each service, considered to be auditing services and non-prohibited non-audit services to be provided by the Independent Auditor. The Committee may delegate to one or more of its 4. members the authority to grant preapprovals required and as contemplated by Section 10A(i) of the Securities Exchange Act of 1934, with any such preapproval reported to the Committee at its next regularly scheduled meeting, unless the specific service has been previously preapproved with respect to that year, the Committee must approve the permitted service before the Independent Auditor is engaged to perform it.

  5.
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  6.
  In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  7.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission by employees of the Company of concerns regarding questionable auditing or accounting matters

  8.
  Review, and discuss with management and the Independent Auditor, the Company's audited annual financial statements to be filed with the SEC on SEC Form 10-K and quarterly financial statements on Form 10-Q, including the Management's Discussion and Analysis of Financial Condition and Results of Operations. The Committee shall receive the disclosures by the Company's principal executive officer and principal financial officer regarding the certifications required in each annual or quarterly report filed with the SEC in accordance with the rules regarding such certifications as adopted by the SEC. The Committee shall discuss earnings press releases and the included financial information.

Independent Auditor

  9.
  The Independent Auditor is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the Independent Auditor and annually recommend to the Board of Directors the appointment of the Independent Auditor or approve any discharge of the Independent Auditor when circumstances warrant.

  10.
  Approve the fees and other significant compensation to be paid to the Independent Auditor.

  11.
  On an annual basis, the Committee should review and discuss with the Independent Auditor a formal written statement from the Independent Auditor which delineates all relationships between the Independent Auditors and the Company that could impair the Independent Auditor's objectivity or independence, consistent with Independence Standard Board Standard 1.

  12.
  Review the Independent Auditor's audit plan—discuss scope, staffing, locations, reliance upon management and general audit approach.

  13.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS.

  14.
  Consider the Independent Auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

  15.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or government agencies.

Other Audit Committee Responsibilities

  16.
  Annually prepare an Audit Committee report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  17.
  Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

  18.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  19.
  Periodically perform self-assessment of audit committee performance.

  20.
  Review financial and accounting personnel succession planning within the company.

  21.
  Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest and approve such related party transactions and potential conflicts of interest, if appropriate, as required under Rule 4350(h) of The NASDAQ Stock Market, Inc.

  22.
  Determine the amount of funding appropriate for the Committee to carry out its responsibilities and obligations as a committee of the Board of Directors, which funding the Company shall provide to the Committee, for the payment of

  a.
  Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  b.
  Compensation to any independent counsel or other advisers engaged by the Committee; and

  c.
  Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

Additional Powers

        In addition to the powers necessary to carry out the foregoing responsibilities, the Committee may in its discretion request and receive reports from the Chairs of other Committees of the Board of Directors regarding matters under the cognizance of such Committees that the Audit Committee determines are appropriate to the fulfillment of its functions under this Charter. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

The Committee shall report regularly to the Board of Directors and review with the Board of Directors any issues that may arise with respect to the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements related to financial statements and reporting, and the performance and independence of the Independent Auditor. The Committee shall have the authority to engage independent counsel and other advisors to the Committee, as the Committee deems necessary to carry out its duties.

Membership

Size of Committee

        The membership of the Committee shall consist of a minimum of three directors. Members of the Committee shall be appointed and may be removed by the Board of Directors.

Member Qualifications

        All members of the Committee shall meet the definitions of: "independent director" under Rules 4200(a)(15) and 4350(d)(2) of The NASDAQ Stock Market, Inc., "outside director" under Treasury Regulation 1.162-27(e)(3), for purposes of Internal Revenue Code Section 162(m); and "non-employee director" under Rule 16b-3(b)(3) under the Exchange Act; and the criteria for independence under Rule 10A-3(b)(1) of the Exchange Act, as such requirements may change from time to time. An independent director should be free of any relationship that could influence his/her judgment as a Committee member. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, at the time of appointment to the Committee, and at least one member of the Committee shall either (i) qualify as an "audit committee financial expert," as defined in Regulation S-K, Item 401(h)(2) of the Exchange Act, or (ii) have past employment experience in financing or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Appointment

        The members of the Committee shall be appointed by the Board of Directors. The Board of Directors shall designate one member of the Committee to serve as Chairperson. If the Chairperson is absent from a meeting, another member of the Committee may act as Chairperson.

Term

        The members of the Committee will be appointed for three-year terms and shall serve until their resignation, retirement, or removal by the Board of Directors or until their successors shall be appointed. The Board of Directors may fill vacancies on the Committee at any time with or without cause. No member of the Committee shall be removed except by majority vote of the independent directors of the Board of Directors then in office.

Current Membership

        The Committee currently consists of:

    Gerald S. Casilli
    Wolf-Dieter Hass
    William Schneider
    David J. Coghlan

SIDE 1

PROXY

EVANS & SUTHERLAND COMPUTER CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints James R. Oyler and E. Thomas Atchison and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designed on the reverse, all shares of common stock of Evans & Sutherland Computer Corporation, a Utah corporation, held of record by the undersigned, on April 2, 2004, at the annual meeting of shareholders to be held on Tuesday, May 18, 2004, at 11:00 a.m., local time, at Evans & Sutherland's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah 84108, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF JAMES R. OYLER AND DAVID J COGHLAN TO THE BOARD OF DIRECTORS, "FOR" THE PROPOSAL TO ADOPT THE EVANS & SUTHERLAND COMPUTER CORPORATION 2004 STOCK INCENTIVE PLAN, AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS EVANS & SUTHERLAND'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2004. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

(To be Signed on Reverse Side.)

SIDE 2

1.
ELECTION OF DIRECTORS: James R. Oyler and David J. Coghlan to serve three year terms expiring at Evans & Sutherland's annual meeting to be held in the year 2007 and until their successors are duly elected and qualified.

☐
For all Nominees

☐
Withhold Authority to Vote for the Nominees listed below (To withhold authority for one or more individual Nominees, cross out the name of each such person)

James R. Oyler

David J. Coghlan

☐
Abstain

2.
Approval of the Evans & Sutherland Computer Corporation 2004 Stock Incentive Plan.

☐	For	☐	Against	☐	Abstain
3.
Proposal to ratify the appointment of KPMG LLP as independent auditors of Evans & Sutherland for the fiscal year ending December 31, 2004.

☐	For	☐	Against	☐	Abstain
4.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature	Date	Signature	Date
Note:	Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL ONE ELECTION OF DIRECTORS
DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL TWO 2004 STOCK INCENTIVE PLAN SUMMARY DESCRIPTION OF THE 2004 STOCK INCENTIVE PLAN
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EVANS AND SUTHERLAND COMPUTER CORPORATION 2004 STOCK OPTION PLAN
10-YEAR OPTION REPRICINGS
PENSION PLAN AND SERP
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION AND STOCK OPTIONS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMPARATIVE STOCK PERFORMANCE CHART
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
COMMUNICATING WITH THE BOARD OF DIRECTORS
CODE OF ETHICS
OTHER MATTERS
ADDITIONAL INFORMATION
EVANS & SUTHERLAND COMPUTER CORPORATION 2004 STOCK INCENTIVE PLAN
EVANS & SUTHERLAND COMPUTER CORPORATION AUDIT COMMITTEE CHARTER EFFECTIVE APRIL 21, 2004
PROXY
EVANS & SUTHERLAND COMPUTER CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS